Exhibit 2


                             JOINT FILING AGREEMENT

         THIS JOINT FILING AGREEMENT (this "Agreement") is made and entered into as of this 30th day of November, 2004, by and among Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., Franklin Advisory Services, LLC, P. Oppenheimer Investment Partnership LP, Oppenheimer-Close International Ltd., Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Channell Partnership II L.P., Wynnefield Capital Management LLC, Wynnefield Capital Inc., Nelson Obus and Joshua Landes.

         The parties to this Agreement hereby agree to prepare jointly and file timely (or otherwise to deliver as appropriate) all filings on Schedule 13D and
Schedule 13G (the "Filings") required to be filed by them pursuant to Section 13(d) or 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of any securities of Crowley Maritime Corp. that are required to be reported on any Filings. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                           FRANKLIN ADVISORY SERVICES, LLC
                           FRANKLIN RESOURCES, INC.
                           CHARLES B. JOHNSON
                           RUPERT H. JOHNSON, JR.




                           /s/ Barbara J. Green
                           -------------------------------------------
                           By:  Barbara J. Green
                           Title: Secretary, Franklin/Templeton Distributors, Inc., the Managing Member of Franklin Advisory Services, LLC

                           Title: Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.

                           Attorney-in-fact of Charles B. Johnson, pursuant to a power of attorney, attached hereto as Exhibit 3

                           Attorney-in-fact of Rupert H. Johnson, Jr., pursuant to a power of attorney, attached hereto as Exhibit 4

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                    P. OPPENHEIMER INVESTMENT
                                    PARTNERSHIP, LP
                                    By: OPPVEST, LLC, its general partner

                                    /s/ Philip V. Oppenheimer
                                    ---------------------------------
                                    By:  Philip V. Oppenheimer
                                    Title:  Managing Member

                                    OPPHENHEIMER-CLOSE INTERNATIONAL, LTD.

                                    /s/ Philip V. Oppenheimer
                                    ---------------------------------
                                    By:  Philip V. Oppenheimer
                                    Title:  Chairman

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                           WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                           /s/ Nelson Obus
                           -------------------------------------------
                           By:  Nelson Obus
                           Title:  Co-Managing Partner

                           WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I
                           By: WYNNEFIELD CAPITAL MANAGEMENT, LLC, its general partner

                           /s/ Nelson Obus
                           -------------------------------------------
                           By:  Nelson Obus
                           Title:  Co-Managing Member

                           WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.
                           By:  WYNNEFIELD CAPITAL, INC.

                           /s/ Nelson Obus
                           -------------------------------------------
                           By:  Nelson Obus
                           Title:  President

                           CHANNELL PARTNERSHIP II L.P.
                           By:  NELSON OBUS, its general partner

                           /s/ Nelson Obus
                           -------------------------------------------
                           By:  Nelson Obus
                           Title:  General Partner

                           WYNNEFIELD CAPITAL MANAGEMENT LLC

                           /s/ Nelson Obus
                           -------------------------------------------
                           By:  Nelson Obus
                           Title:  Co-Managing Member

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                            WYNNEFIELD CAPITAL, INC.

                                            /s/ Nelson Obus
                                            --------------------------------
                                            By:  Nelson Obus
                                            Title:  President

                                            NELSON OBUS

                                            /s/ Nelson Obus
                                            --------------------------------
                                            By:  Nelson Obus, individually.

                                            JOSHUA LANDES

                                            /s/ Joshua Landes
                                            --------------------------------
                                            By:  Joshua Landes, individually.